United States
Securities and Exchange Commission
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
June 9, 2010

INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9295 Prototype Drive, Reno, Nevada 89521
(Address of principal executive offices)

(775) 448-7777
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           International Game Technology (the “Company”) announced today that Paulus Karskens, the Company’s President of International, and Anthony Ciorciari, the Company’s Executive Vice President of Operations (together, the “Executives”), will be departing their respective positions with the Company on September 30, 2010.  Following his departure, Mr. Karskens will continue to serve as an Executive Advisor to the Company until March 31, 2011.  Mr. Ciorciari will also serve as an Executive Advisor to the Company through January 7, 2011.

(c)           The Company also announced today that it has appointed Eric Tom as its Chief Operating Officer.  Mr. Tom, age 52, has served as the Company’s Executive Vice President of Sales and Marketing for North America since July 1, 2009.  Previously, Mr. Tom was Vice President of Strategic Channels, Corporate and Business Development of Force10 Networks, Chief Executive Officer of Broadband Interactive TV, and Vice President of Sales of Qwest Communications.  Mr. Tom will receive a base salary of $400,000 beginning June 14, 2010.

(e)           The Company has entered into an Executive Transition Agreement with Mr. Karskens, and an amendment to an Executive Transition Agreement with Mr. Ciorciari (the “Transition Agreements”).  Pursuant to the Transition Agreements, each Executive will receive the following severance benefits:

•	the unpaid amount of the Executive’s previously earned base salary and, if applicable, the bonus earned in the preceding year;

•	the pro rata portion of the Executive’s target bonus opportunity for the year in which his termination occurs;

•	a severance payment equal to the Executive’s highest annual salary during the two years prior to his termination;

•	accelerated vesting of any outstanding equity incentive awards that would have been earned had the Executive’s employment continued for an additional year; and

•	continuing medical benefits under Consolidated Omnibus Budget Reconciliation Act (COBRA).

A copy of Mr. Karskens’s Transition Agreement is attached hereto as Exhibit 10.1.

Copies of Mr. Ciorciari’s Transition Agreements are attached hereto as Exhibits 10.2 and 10.3.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description

10.1	Executive Transition Agreement, dated as of June 9, 2010, between IGT-Europe, B.V. and Paulus Karskens.

10.2	First Amendment to Executive Transition Agreement, dated to be effective as of October 1, 2010, between International Game Technology and Anthony Ciorciari.

10.3	Executive Transition Agreement, dated as of October 23, 2009, between International Game Technology and Anthony Ciorciari.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: June 11, 2010	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton VP Corporate Law and Asst Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Executive Transition Agreement, dated as of June 9, 2010, between IGT-Europe, B.V. and Paulus Karskens.

10.2	First Amendment to Executive Transition Agreement, dated to be effective as of October 1, 2010, between International Game Technology and Anthony Ciorciari.

10.3	Executive Transition Agreement, dated as of October 23, 2009, between International Game Technology and Anthony Ciorciari.

99.1	Press Release.